EXHIBIT 50.38

AMENDED AND RESTATED SHAREHOLDER GUARANTY

This AMENDED AND RESTATED SHAREHOLDER GUARANTY (as amended, restated, supplemented, or otherwise modified and in effect from time to time, this “Guaranty”) is made as of this ___ day of December, 2010 by BEYOND COMMERCE, INC., a Nevada corporation (the “Guarantor”), in favor of HARBORVIEW MASTER FUND, L.P., a British Virgin Islands limited partnership, on its own behalf and in its capacity as collateral agent (together with its successors and assigns in such capacity, the “Collateral Agent”) for the benefit of the entities identified on the Schedule of Buyers attached to the Original Purchase Agreement defined below (together with their successors and assigns, the “Original Buyers”).

W I T N E S S E T H:

WHEREAS, as of the date hereof, the Original Buyers have made loans and certain other financial accommodations (collectively, the “Original Loans”) to KACHING KACHING, INC., a Delaware corporation (the “Company”), as evidenced by those certain senior secured convertible notes in an original aggregate principal amount of $1,255,875 (such notes, together with any promissory notes or other securities issued in exchange or substitution therefor or replacement thereof, and as any of the same may be amended, supplemented, restated or modified and in effect from time to time, the “Original Notes”);

WHEREAS, the Original Notes were acquired by the Original Buyers pursuant to a Securities Purchase Agreement dated as of April 23, 2010 between the Original Buyers and the Company (as the same may be amended, restated, supplemented or otherwise modified from time to time, the “Original Purchase Agreement”);

WHEREAS, the Company has executed and delivered, or will execute and deliver in one or more closings, to each of the New Buyers (as defined below) those certain senior secured convertible notes each made by the Company and dated as of the applicable Closing Date (as defined in the New Purchase Agreement (as defined below)) in an original aggregate principal amount of up to the Maximum Funding Amount (as defined in the New Purchase Agreement) (such notes, together with any promissory notes or other securities issued in exchange or substitution therefor or replacement thereof, and as any of the same may be amended, supplemented, restated or modified and in effect from time to time, the “New Notes”, and together with the Original Notes, collectively, the “Notes”).  The New Notes were issued or will be issued in one or more closings pursuant to a certain Securities Purchase Agreement dated as of the date hereof (as the same may be amended, restated, supplemented or otherwise modified, the “New Purchase Agreement” and, together with the Original Purchase Agreement, collectively, the “Purchase Agreements”), among the Company and the signatories thereto (together with their respective successors and assigns, the “New Buyers” and, together with the Original Buyers, collectively, the “Buyers”), and pursuant to which the New Buyers have made or will make certain loans (“New Loans”, and together with the Old Loans, collectively, the “Loans”) to the Company.

WHEREAS, the Guarantor legally and beneficially owns Ten Million Six Hundred Five Thousand One Hundred (10,605,100) shares of common stock of the Company (the “Collateral”);

WHEREAS, pursuant to an Amended and Restated Pledge Agreement of even date herewith (as the same may be amended, restated, supplemented or otherwise modified and in effect from time to time, the “Pledge Agreement”) by the Guarantor in favor of the Collateral Agent, the Guarantor has pledged a lien on and security interest in all of the rights, title and interest in and to the Collateral for the benefit of the Collateral Agent and the benefit of the Buyers; and

WHEREAS, the Guarantor, as a stockholder of the Company, will derive substantial benefit and advantage from the Loans and other financial accommodations available to the Company set forth in the Purchase Agreements, the Notes and the other Transaction Documents, and it will be to the Guarantor’s direct interest and economic benefit to assist the Company in procuring said Loans and other financial accommodations from the Buyers.

NOW, THEREFORE, for and in consideration of the premises and in order to induce the Buyers to make the applicable Loans, and for other good and valuable consideration, the receipt and sufficiency of which are hereby acknowledged, the Guarantor hereby agrees as follows:

1. Definitions:  Capitalized terms used herein without definition and defined in the Purchase Agreement are used herein as defined therein.  In addition, as used herein:

“Bankruptcy Code” shall mean the Federal Bankruptcy Reform Act of 1978 (11 U.S.C. §101, et seq.), as amended and in effect from time to time thereunder.

“Event of Default” shall have the meaning ascribed to such term in the Notes.

“Obligations” shall mean (i) all obligations, liabilities and indebtedness of every nature of the Company from time to time owed or owing to the Buyers and Collateral Agent, including, without limitation, all obligations, liabilities and indebtedness of every nature of the Company under the Security Documents, the Purchase Agreements, the Notes, the Loans, the Warrants and the other Transaction Documents, including, without limitation, the principal amount of all debts, claims and indebtedness, accrued and unpaid interest and all fees, taxes, indemnities, costs and expenses, whether primary, secondary, direct, contingent, fixed or otherwise, heretofore, now and/or from time to time hereafter owing, due or payable whether before or after the filing of a bankruptcy, insolvency or similar proceeding under applicable federal, state, foreign or other law and whether or not an allowed claim in any such proceeding, and (ii) all obligations, liabilities and indebtedness of every nature of the Guarantor from time to time owed or owing to the Buyers and/or the Collateral Agent, including, without limitation, all obligations, liabilities and indebtedness of every nature of the Guarantor under or in respect of this Guaranty, the Pledge Agreement, the Security Agreement, the Purchase Agreements, the Notes, the Loans, the Warrants, the other Security Documents and the other Transaction Documents, as the case may be, including, without limitation, the principal amount of all debts, claims and indebtedness, accrued and unpaid interest and all fees, taxes, indemnities, costs and expenses, whether primary, secondary, direct, contingent, fixed or otherwise, heretofore, now and/or from time to time hereafter owing, due or payable whether before or after the filing of a bankruptcy, insolvency or similar proceeding under applicable federal, state, foreign or other law and whether or not an allowed claim in any such proceeding.

2. Guaranty of Payment.

(a) The Guarantor hereby unconditionally and irrevocably guaranties the full and prompt payment and performance to the Buyers and the Collateral Agent, on behalf of itself and in its capacity as collateral agent for the benefit of the Buyers, when due, upon demand, at maturity or by reason of acceleration or otherwise and at all times thereafter, of any and all of the Obligations.

(b) The Guarantor acknowledges that valuable consideration supports this Guaranty, including, without limitation, the consideration set forth in the recitals above, as well as any commitment to lend, extension of credit or other financial accommodation, whether heretofore or hereafter made by the Buyers to the Company; any extension, renewal or replacement of any of the Obligations; any forbearance with respect to any of the Obligations or otherwise; any cancellation of an existing guaranty; any purchase of any of the Company’s assets by any Buyer or the Collateral Agent; or any other valuable consideration.

(c) The Guarantor agrees that all payments under this Guaranty shall be made in United States currency and in the same manner as provided for in the Obligations.

(d) Notwithstanding any provision of this Guaranty to the contrary, it is intended that this Guaranty, and any interests, liens and security interests granted by the Guarantor as security for this Guaranty, not constitute a “Fraudulent Conveyance” (as defined below) in the event that this Guaranty or such interest is subject to the Bankruptcy Code or any applicable fraudulent conveyance or fraudulent transfer law or similar law of any state.  Consequently, the Guarantor, the Collateral Agent and the Buyers agree that if this Guaranty, or any such interests, liens or security interests securing this Guaranty, would, but for the application of this sentence, constitute a Fraudulent Conveyance, this Guaranty and each such lien and security interest shall be valid and enforceable only to the maximum extent that would not cause this Guaranty or such interest, lien or security interest to constitute a Fraudulent Conveyance, and this Guaranty shall automatically be deemed to have been amended accordingly at all relevant times.  For purposes hereof, “Fraudulent Conveyance” means a fraudulent conveyance under Section 548 of the Bankruptcy Code or a fraudulent conveyance or fraudulent transfer under the provisions of any applicable fraudulent conveyance or fraudulent transfer law or similar law of any state, as in effect from time to time.

3. Costs and Expenses. The Guarantor agrees to pay on demand, all costs and expenses of every kind incurred by any Buyer or the Collateral Agent: (a) in enforcing this Guaranty, (b) in collecting any of the Obligations from the Company or the Guarantor, (c) in realizing upon or protecting or preserving any collateral for this Guaranty or for payment of any of the Obligations, and (d) in connection with any amendment of, modification to, waiver or forbearance granted under, or enforcement or administration of any Transaction Document or for any other purpose in connection with any Transaction Document.  “Costs and expenses” as used in the preceding sentence shall include, without limitation, reasonable attorneys’ fees incurred by any Buyer or the Collateral Agent in retaining counsel for advice, suit, appeal, any insolvency or other proceedings under the Bankruptcy Code or otherwise, or for any purpose specified in the preceding sentence.

4. Nature of Guaranty: Continuing, Absolute and Unconditional.

(a) This Guaranty is and is intended to be a continuing guaranty of payment of the Obligations, and not of collectibility, and is intended to be independent of and in addition to any other guaranty, indorsement, collateral or other agreement held by the Buyers or the Collateral Agent therefor or with respect thereto, whether or not furnished by the Guarantor.  None of the Buyers and the Collateral Agent shall be required to prosecute collection, enforcement or other remedies against the Company, any other guarantors of the Obligations or any other person or entity, or to enforce or resort to any of the Collateral or other rights or remedies pertaining thereto, before calling on the Guarantor for payment.  The obligations of the Guarantor to repay the Obligations hereunder shall be unconditional.  The Guarantor hereby waives any benefit of, and any right to participate in, any security or collateral given to the Buyers to secure payment of the Obligations, and the Guarantor agrees that it will not take any action to enforce any obligations of the Company to the Guarantor prior to the Obligations being finally and irrevocably paid in full in cash.

(b) This Guaranty is absolute and unconditional and shall not be changed or affected by any representation, oral agreement, act or thing whatsoever, except as herein provided.  This Guaranty is intended by the Guarantor to be the final, complete and exclusive expression of the guaranty agreement between the Guarantor and the Buyers.  No modification or amendment of any provision of this Guaranty shall be effective against any party hereto unless in writing and signed by a duly authorized officer of such party.

(c) The Guarantor hereby releases the Company from all, and agrees not to assert or enforce (whether by or in a legal or equitable proceeding or otherwise) any “claims” (as defined in Section 101(5) of the Bankruptcy Code), whether arising under any law, ordinance, rule, regulation, order, policy or other requirement of any domestic or foreign government or any instrumentality or agency thereof, having jurisdiction over the conduct of its business or assets or otherwise, to which the Guarantor is or would at any time be entitled by virtue of the Guarantor’s obligations hereunder, any payment made pursuant hereto or the exercise by any Buyer or the Collateral Agent of its rights with respect to the Collateral, including any such claims to which the Guarantor may be entitled as a result of any right of subrogation, exoneration or reimbursement.

5. Limited Recourse for Enforcement of Guaranty.  The Guarantor’s obligation under this Guaranty is secured by a pledge by the Guarantor to the Collateral Agent of shares  of Common Stock, par value $0.0001 per share, of the Company pursuant to the Pledge Agreement. To the extent that the Guarantor fails to satisfy its obligations under this Guaranty, the Collateral Agent’s sole remedies against the Guarantor shall be pursuant to the Pledge Agreement, but nothing herein shall restrict the Collateral Agent’s rights, either individually or as collateral agent, or its assigns against the Company pursuant to the Notes or any other Transaction Document.

6. Certain Rights and Obligations.

(a) The Guarantor acknowledges and agrees that the Buyers and the Collateral Agent, for its benefit and as collateral agent for the benefit of the Buyers, may, without notice, demand or any reservation of rights against the Guarantor and without affecting the Guarantor’s obligations hereunder, from time to time:

(i) renew, extend, increase, accelerate or otherwise change the time for payment of, the terms of or the interest on the Obligations or any part thereof or grant other indulgences to the Company or others;

(ii) accept from any person or entity and hold collateral for the payment of the Obligations or any part thereof, and modify, exchange, enforce or refrain from enforcing, or release, compromise, settle, waive, subordinate or surrender, with or without consideration, such collateral or any part thereof;

(iii) accept and hold any indorsement or guaranty of payment of the Obligations or any part thereof, and discharge, release or substitute any such obligation of any such indorser or guarantor, or discharge, release or compromise any other person or entity who has given any security interest in any collateral as security for the payment of the Obligations or any part thereof, or any other person or entity in any way obligated to pay the Obligations or any part thereof, and enforce or refrain from enforcing, or compromise or modify, the terms of any obligation of any such indorser, guarantor, or person or entity;

(iv) dispose of any and all collateral securing the Obligations in any manner as the Collateral Agent, in its sole discretion, may deem appropriate, and direct the order or manner of such disposition and the enforcement of any and all endorsements and guaranties relating to the Obligations or any part thereof as the Collateral Agent in its sole discretion may determine;

(v) determine the manner, amount and time of application of payments and credits, if any, to be made on all or any part of any component or components of the Obligations (whether principal, interest, fees, costs, and expenses, or otherwise), including, without limitation, the application of payments received from any source to the payment of indebtedness other than the Obligations even though the Buyers might lawfully have elected to apply such payments to the Obligations rather than to amounts that are not covered by this Guaranty; and

(vi) take advantage or refrain from taking advantage of any security or accept or make or refrain from accepting or making any compositions or arrangements when and in such manner as the Collateral Agent, in its sole discretion, may deem appropriate;

and generally do or refrain from doing any act or thing which might otherwise, at law or in equity, release the liability of the Guarantor as a guarantor or surety in whole or in part, and in no case shall the Buyers or the Collateral Agent be responsible or shall the Guarantor be released either in whole or in part for any act or omission in connection with the Buyers or the Collateral Agent having sold any security at less than its value.

(b) Following the occurrence of an Event of Default, and upon demand by the Collateral Agent, the Guarantor hereby agrees to pay the Obligations to the extent hereinafter provided:

(i) without deduction by reason of any setoff, defense (other than payment) or counterclaim of the Company;

(ii) without requiring presentment, protest or notice of nonpayment or notice of default to the Company or to any other person or entity;

(iii) without demand for payment or proof of such demand or filing of claims with a court in the event of receivership, bankruptcy or reorganization of the Company;

(iv) without requiring the Buyers or the Collateral Agent to resort first to the Company (this being a guaranty of payment and not of collection) or to any other guaranty or any collateral which the Buyers or the Collateral Agent may hold;

(v) without requiring notice of acceptance hereof or assent hereto by any Buyer or the Collateral Agent; and

(vi) without requiring notice that any of the Obligations has been incurred, extended or continued or of the reliance by any Buyer or the Collateral Agent upon this Guaranty;

all of which the Guarantor hereby waives.

(c) The Guarantor’s obligation hereunder shall not be affected by any of the following, all of which the Guarantor hereby waives:

(i) any failure to perfect or continue the perfection of any security interest in or other lien on any collateral securing payment of any of the Obligations or the Guarantor’s obligation hereunder;

(ii) the invalidity, unenforceability, propriety of manner of enforcement of, or loss or change in priority of any document or any such security interest or other lien or guaranty of the Obligations;

(iii) any failure to protect, preserve or insure any such collateral;

(iv) failure of the Guarantor to receive notice of any intended disposition of such collateral;

(v) any defense arising by reason of the cessation from any cause whatsoever of liability of the Company including, without limitation, any failure, negligence or omission by any Buyer or the Collateral Agent in enforcing its claims against the Company;

(vi) any release, settlement or compromise of any obligation of the Company or any other guarantor of the Obligations;

(vii) the invalidity or unenforceability of any of the Obligations;

(viii) any change of ownership of the Company or any other guarantor of the Obligations or the insolvency, bankruptcy or any other change in the legal status of the Company or any other guarantor of the Obligations;

(ix) any change in, or the imposition of, any law, decree, regulation or other governmental act which does or might impair, delay or in any way affect the validity, enforceability or the payment when due of the Obligations;

(x) the existence of any claim, setoff or other rights which the Guarantor, the Company or any other guarantor of the Obligations or any other person or entity may have at any time against any Buyer, the Collateral Agent or the Company in connection herewith or any unrelated transaction;

(xi) any Buyer’s or the Collateral Agent’s election in any case instituted under chapter 11 of the Bankruptcy Code, of the application of section 1111(b)(2) of the Bankruptcy Code;

(xii) any use of cash collateral, or grant of a security interest by the Company, as debtor in possession, under sections 363 or 364 of the Bankruptcy Code;

(xiii) the disallowance of all or any portion of any of any Buyer’s or Collateral Agent’s claims for repayment of the Obligations under sections 502 or 506 of the Bankruptcy Code; or

(xiv) any other fact or circumstance which might otherwise constitute grounds at law or equity for the discharge or release of the Guarantor from its obligations hereunder, all whether or not the Guarantor shall have had notice or knowledge of any act or omission referred to in the foregoing clauses (i) through (xiii) of this Section 6(c).

7. Representations and Warranties.  The Guarantor further represents and warrants to the Buyers and the Collateral Agent that: (a) the Guarantor is a corporation or other entity duly incorporated or organized, as applicable, validly existing and in good standing under the laws of the jurisdiction of its incorporation or formation, as applicable, and has full power, authority and legal right to own its property and assets and to transact the business in which it is engaged; (b) the Guarantor has full power, authority and legal right to execute and deliver, and to perform its obligations under, this Guaranty, and has taken all necessary action to authorize the guarantee hereunder on the terms and conditions of this Guaranty and to authorize the execution, delivery and performance of this Guaranty (c) this Guaranty has been duly executed and delivered by the Guarantor and constitutes a legal, valid and binding obligation of the Guarantor enforceable against the Guarantor in accordance with its terms, except to the extent that such enforceability is subject to applicable bankruptcy, insolvency, reorganization, fraudulent conveyance and moratorium laws and other laws of general application affecting enforcement of creditors’ rights generally, or the availability of equitable remedies, which are subject to the discretion of the court before which an action may be brought; and (d) the execution, delivery and performance by the Guarantor of this Guaranty do not require any action by or in respect of, or filing with, any governmental body, agency or official and do not violate, conflict with or cause a breach or a default under any provision of applicable law or regulation or of any agreement, judgment, injunction, order, decree or other instrument binding upon the Guarantor.

8. Termination. This Guaranty shall not terminate until such time, if any, as (i) all Indebtedness under the Notes secured hereby shall be finally and irrevocably paid in full in cash, (ii) no Notes shall remain outstanding, (iii) all commitments to lend under the Purchase Agreements shall have terminated and (iv) there shall exist no other outstanding payment or reimbursement obligations (other than contingent indemnification obligations for which no claims shall have been asserted) of the Company or the Guarantor to the Collateral Agent under any of the Transaction Documents.  Thereafter, but subject to the following, the Collateral Agent, on its behalf and as agent for Buyers, shall take such action and execute such documents as the Guarantor may request (and at the Guarantor’s cost and expense) in order to evidence the termination of this Guaranty.  The Guarantor further agrees that, to the extent that the Company makes a payment or payments to the Buyers or the Collateral Agent on the Obligations, or the Buyers or the Collateral Agent receive any proceeds of collateral securing the Obligations or any other payments with respect to the Obligations, which payment or receipt of proceeds or any part thereof is subsequently invalidated, declared to be fraudulent or preferential, set aside or required to be returned or repaid to the Company, its estate, trustee, receiver, debtor in possession or any other person or entity, including, without limitation, the Guarantor, under any insolvency or bankruptcy law, state or federal law, common law or equitable cause, then to the extent of such payment, return or repayment, the obligation or part thereof which has been paid, reduced or satisfied by such amount shall be reinstated and continued in full force and effect as of the date when such initial payment, reduction or satisfaction occurred, and this Guaranty shall continue in full force notwithstanding any contrary action which may have been taken by any Buyer or the Collateral Agent in reliance upon such payment, and any such contrary action so taken shall be without prejudice to any Buyer’s or the Collateral Agent’s rights under this Guaranty and shall be deemed to have been conditioned upon such payment having become final and irrevocable.

9. Guaranty of Performance. The Guarantor also guaranties the full, prompt and unconditional performance of all obligations and agreements of every kind owed or hereafter to be owed by the Company to the Buyers and the Collateral Agent under the Purchase Agreements, the Warrants, the Security Documents, the Notes and the other Transaction Documents.  Every provision for the benefit of the Buyers and the Collateral Agent contained in this Guaranty shall apply to the guaranty of performance given in this paragraph.

10. Miscellaneous.

(a) The term “Company” as used in this Guaranty shall include: (i) any successor individual or individuals, association, partnership, limited liability company or corporation to which all or substantially all of the business or assets of the Company shall have been transferred and (ii) any other association, partnership, limited liability company, corporation or entity into or with which the Company shall have been merged, consolidated, reorganized, or absorbed.

(b) Subject to Section 5 above, the Guarantor’s obligation hereunder is to pay the Obligations in full in cash when due according to the Notes, the Security Documents, the other Transaction Documents and the other agreements, documents and instruments governing the Obligations to the extent provided herein, and shall not be affected by any stay or extension of time for payment by the Company resulting from any proceeding under the Bankruptcy Code or any similar law.

(c) No course of dealing between the Company and the Buyers or the Collateral Agent and no act, delay or omission by the Buyers or the Collateral Agent in exercising any right or remedy hereunder or with respect to any of the Obligations shall operate as a waiver thereof or of any other right or remedy, and no single or partial exercise thereof shall preclude any other or further exercise thereof or the exercise of any other right or remedy.  Any Buyer or the Collateral Agent may remedy any default by the Company under any agreement with the Company or with respect to any of the Obligations in any reasonable manner without waiving the default remedied and without waiving any other prior or subsequent default by the Company.  All rights and remedies of the Buyers and the Collateral Agent hereunder are cumulative.

(d) This Guaranty shall inure to the benefit of each Buyer and the Collateral Agent, and each such entity’s successors and assigns.

(e) The Collateral Agent may assign its rights hereunder without the consent of the Guarantor, in which event such assignee shall be deemed to be the Collateral Agent hereunder with respect to such assigned rights.

(f) Captions of the sections of this Guaranty are solely for the convenience of the parties hereto, and are not an aid in the interpretation of this Guaranty and do not constitute part of the agreement of the parties set forth herein.

(g) If any provision of this Guaranty is unenforceable in whole or in part for any reason, the remaining provisions shall continue to be effective.

(h) All questions concerning the construction, validity, enforcement and interpretation of this Guaranty shall be governed by the internal laws of the State of New York, without giving effect to any choice of law or conflict of law provision or rule (whether of the State of New York or any other jurisdiction) that would cause the application of the laws of any jurisdiction other than the State of New York.  The Guarantor hereby irrevocably submits to the exclusive jurisdiction of the state and federal courts sitting in the City of New York, borough of Manhattan, for the adjudication of any dispute hereunder or in connection herewith or with any transaction contemplated hereby or discussed herein, and hereby irrevocably waives, and agrees not to assert in any suit, action or proceeding, any claim that it is not personally subject to the jurisdiction of any such court, that such suit, action or proceeding is brought in an inconvenient forum or that the venue of such suit, action or proceeding is improper.  The Guarantor hereby irrevocably waives personal service of process and consents to process being served in any such suit, action or proceeding by mailing a copy thereof to the Guarantor at the address for such notices to it under this Guaranty and agrees that such service shall constitute good and sufficient service of process and notice thereof.  Nothing contained herein shall be deemed to limit in any way any right to serve process in any manner permitted by law.  The parties acknowledge that each of the Buyers has executed each of the Transaction Documents to be executed by it in the State of New York and will have made the payment of the Purchase Price (as defined in the applicable Purchase Agreement) from its bank account located in the State of New York.

(i) Notices.   Any notices, consents, waivers or other communications required or permitted to be given under the terms of this Guaranty must be in writing and will be deemed to have been delivered:  (i) upon receipt, when delivered personally; (ii) upon receipt, when sent by facsimile (provided confirmation of transmission is mechanically or electronically generated and kept on file by the sending party); or (iii) one Business Day after deposit with a nationally recognized overnight delivery service, in each case properly addressed to the party to receive the same.  The addresses and facsimile numbers for such communications shall be:

If to the Guarantor:

Beyond Commerce, Inc.
750 Coronado Center Drive, Suite 120
Henderson, Nevada 89052
Attn: Robert J. McNulty
Facsimile  (888) 311-9569

If to the Collateral Agent:

Harborview Master Fund, L.P.
850 Third Avenue, Suite 1801
New York, New York 10022
Attn: David Stefansky
Facsimile:  (646) 218-1401

11. WAIVERS.

(a) THE GUARANTOR WAIVES THE BENEFIT OF ALL VALUATION, APPRAISAL AND EXEMPTION LAWS.

(b) UPON THE OCCURRENCE OF A DEFAULT OR EVENT OF DEFAULT, THE GUARANTOR HEREBY WAIVES ALL RIGHTS TO NOTICE AND HEARING OF ANY KIND PRIOR TO THE EXERCISE BY ANY BUYER OR THE COLLATERAL AGENT, ON ITS BEHALF AND IN ITS CAPACITY AS AGENT FOR THE BENEFIT OF THE BUYERS, OF ITS RIGHTS TO REPOSSESS THE COLLATERAL WITHOUT JUDICIAL PROCESS OR TO REPLEVY, ATTACH OR LEVY UPON THE COLLATERAL WITHOUT PRIOR NOTICE OR HEARING.  THE GUARANTOR ACKNOWLEDGES THAT IT HAS BEEN ADVISED BY COUNSEL OF THE GUARANTOR’S CHOICE WITH RESPECT TO THIS TRANSACTION AND THIS GUARANTY.

(c) THE GUARANTOR WAIVES ITS RIGHTS TO A TRIAL BY JURY OF ANY CLAIM OR CAUSE OF ACTION BASED UPON OR ARISING OUT OF OR RELATED TO THIS GUARANTY, OR THE TRANSACTIONS CONTEMPLATED HEREBY, IN ANY ACTION, PROCEEDING OR OTHER LITIGATION OF ANY TYPE BROUGHT BY ANY BUYER OR COLLATERAL AGENT.  THE GUARANTOR AGREES THAT ANY SUCH CLAIM OR CAUSE OF ACTION SHALL BE TRIED BY A COURT TRIAL WITHOUT A JURY.  WITHOUT LIMITING THE FOREGOING, THE GUARANTOR FURTHER AGREES THAT ITS RIGHT TO A TRIAL BY JURY IS WAIVED BY OPERATION OF THIS SECTION AS TO ANY ACTION, COUNTERCLAIM OR OTHER PROCEEDING WHICH SEEKS, IN WHOLE OR IN PART, TO CHALLENGE THE VALIDITY OR ENFORCEABILITY OF THIS GUARANTY OR ANY PROVISION HEREOF.  THIS WAIVER SHALL APPLY TO ANY SUBSEQUENT AMENDMENTS, RENEWALS, SUPPLEMENTS OR MODIFICATIONS TO THIS GUARANTY.

12. Collateral Agent.  The terms and provisions of Section 5.12 of that certain Security Agreement of even date herewith by the “Debtors” (as defined therein) in favor of the Collateral Agent, which set forth the appointment of the Collateral Agent and the indemnifications to which the Collateral Agent is entitled, are hereby incorporated by reference herein as if fully set forth therein.

13. Payments Free of Taxes.

(a) Definitions.  In this Section 13:

(i) “Excluded Taxes” means, with respect to the Collateral Agent or the Buyers, or any other recipient of any payment to be made by or on account of any obligations of the Guarantor under this Guaranty, or under any other Security Document, income or franchise taxes imposed on (or measured by) its net income by the United States of America or such other jurisdiction under the laws of which such recipient is organized or in which its principal office is located.

(ii) “Governmental Authority” means the government of the United States of America or any other nation, or any political subdivision thereof, whether state or local, or any agency, authority, instrumentality, regulatory body, court, central bank or other entity exercising executive, legislative, judicial, taxing, regulatory or administrative powers or functions of or pertaining to government over the Company or any of its Subsidiaries, or any of their respective properties, assets or undertakings.

(iii) “Indemnified Taxes” means Taxes other than Excluded Taxes.

(iv) “Taxes” means any and all present or future taxes, levies, imposts, duties, deductions, charges or withholdings imposed by any Governmental Authority.

(b) Any and all payments by or on account of any obligation of the Guarantor under this Guaranty shall be made without any set-off, counterclaim or deduction and free and clear of and without deduction for any Indemnified Taxes; provided that if the Guarantor shall be required to deduct any Indemnified Taxes from such payments, then (i) the sum payable shall be increased as necessary so that after making all required deductions (including deductions applicable to additional sums payable under this Section 13(b)), the Collateral Agent or Buyers, as applicable, receives an amount equal to the sum it would have received had no such deductions been made, (ii) the Guarantor shall make such deductions and (iii) the Guarantor shall pay the full amount deducted to the relevant Governmental Authority in accordance with applicable law.

14. Counterparts; Headings.  This Guaranty may be executed in two or more identical counterparts, all of which shall be considered one and the same agreement and shall become effective when counterparts have been signed by each party and delivered to each other party; provided that a facsimile, .pdf or similar electronically transmitted signature shall be considered due execution and shall be binding upon the signatory thereto with the same force and effect as if the signature were an original signature. The headings in this Guaranty are for convenience of reference only and shall not alter or otherwise affect the meaning hereof.

15. New York Civil Procedure Law and Rules Section 3213.  This Guaranty shall be deemed an unconditional obligation of the Guarantor for the payment of money and, without limitation to any other remedies of the Buyers, may be enforced against the Guarantor by summary proceeding pursuant to New York Civil Procedure Law and Rules Section 3213 or any similar rule or statute in the jurisdiction where enforcement is sought.  For purposes of such rule or statute, any other document or agreement to which the Buyers and the Guarantor are parties or which the Guarantor delivered to the Buyers, which may be convenient or necessary to determine any Buyer’s rights hereunder or the Guarantor’s obligations to the Buyer are deemed a part of this Guaranty, whether or not such other document or agreement was delivered together herewith or was executed apart from this Guaranty.

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IN WITNESS WHEREOF, the Guarantor has executed this Guaranty as of the date first written above.

BEYOND COMMERCE, INC.

By:
Name: Robert J. McNulty
Title: Chief Executive Officer

AGREED TO AND ACCEPTED:

HARBORVIEW MASTER FUND, L.P.,
a British Virgin Islands limited partnership, in
its capacity as Collateral Agent for the Buyers

By:_______________________________________
Name:
Title:

Notice Address:

Harborview Master Fund, L.P.
850 Third Avenue, Suite 1801
New York, New York 10022
Attention: David Stefansky
Fax:  (646) 218-1401